BUSINESS ACQUISITION - Summary (Details) - Dalton Adventures, LLC - USD ($)	May 13, 2020	Dec. 31, 2020
BUSINESS ACQUISITION
Stock issued in exchange for purchase of assets (in shares)	8,859,117
Share price on acquisition date (in dollars per share)	$ 0.38
Fair value of consideration transferred	$ 3,808,951
Percentage of total shares issued for purchase of assets which the Company may be required to repurchase	25.00%
Stock put liability	$ 442,487	$ 0